COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1
dated September 15, 2017
to the Statement of Additional Information (“SAI”)
dated May 1, 2017

Effective immediately, the following sentence hereby replaces in its entirety the second sentence of the first paragraph currently appearing under the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of CREF” on page 29 of the SAI:

One of the independent Trustees serves as the Chairman of the Board.

Effective immediately, the following sentence hereby replaces in its entirety the second sentence of the fourth paragraph currently appearing under the sub-section entitled “Board leadership structure and related matters” of the sub-section entitled “The Board of Trustees” of the section entitled “Management of CREF” on page 29 of the SAI:

The same persons who constitute the Board also constitute, and the same person serves as the Chairman of, the respective Boards of Trustees of TCF and TCLF and the Management Committee of VA-1.

Effective immediately, the following entries hereby replace in their entirety the entries for Howell E. Jackson and Thomas J. Kenny in the “Disinterested Trustees” chart currently appearing under the section entitled “Management of CREF” beginning on page 31 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and Social Security, and organizational management and education.	88	Director, Commonwealth (non-profit organization).
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Four-year term. Chairman for term ending July 1, 2021. Trustee since 2011. Chairman since September 13, 2017.	Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	88	Director, Aflac Incorporated; Director and investment committee member, Sansum Clinic; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School. Former Investment committee member, College of Mount Saint Vincent.

Effective immediately, the following hereby replaces in their entirety sections (1)-(6) currently appearing under the sub-section entitled “Board committees” of the section entitled “Management of CREF” beginning on page 35 of the SAI:

(1)	An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Accounts’ independent registered public accounting firm. During the fiscal year ended December 31, 2016, the Audit and Compliance Committee held six meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Ms. Eckl, Mr. Sloan and Prof. Starks. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2)	An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Accounts’ investments. During the fiscal year ended December 31, 2016, the Investment Committee held seven meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Ms. Macaskill, Prof. Poterba and Prof. Starks.

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Accounts. During the fiscal year ended December 31, 2016, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Ms. Eckl, Prof. Poterba and Mr. Sloan.

(4)	An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal year ended December 31, 2016, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Prof. Jackson, Ms. Macaskill and Prof. Poterba.

(5)	A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of CREF, including nominating certain CREF officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to CREF’s governing documents. During the fiscal year ended December 31, 2016, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Prof. Jackson, Mr. Kenny and Prof. Starks.

(6)	An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Accounts, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2016, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Berkley, Mr. Forrester, Prof. Jackson and Mr. Kenny.

Effective immediately, the following entry hereby replaces in its entirety the entry for the Growth Account in the chart currently appearing under the sub-section entitled “Additional information regarding portfolio managers” of the section entitled “Information about the Accounts’ portfolio management” on page 41 of the SAI:

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account
Growth Account
Thomas Franks	2	0	0	$131,302	$0	$0	$50,001–$100,000
Susan Hirsch	3	0	0	$5,146	$0	$0	$100,001–500,000
Terrence Kontos	2	1	0	$3,723	$1	$0	$100,001–500,000
Andrea Mitroff	1	0	0	$18,119	$0	$0	$500,001–1,000,000

A40127 (9/17)